Exhibit 10.16

FIFTH AMENDMENT TO AGREEMENT

This is the fifth amendment to the Research Collaboration and License Agreement between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey (“MERCK”) and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as Axys Pharmaceuticals, Inc- (“Axys”) made as of November 6, 1996 (the “Agreement”). The purpose of this fifth amendment is to extend the research term of the collaboration through November 5, 2001.

1.             In accordance with the provisions of Section 2.8 and Section 5.2(d) of the Agreement and subject to MERCK’s right to terminate the Research Program and the Agreement in accordance with Section 8.2, the Research Program Term is extended through November 5, 2001 and the parties agree that [***] FTEs will be required during the period [***] payable at an annual rate of [***] per FTE.

2.             Attachment 2.1 setting forth the Research Program is hereby amended to include the additional work set forth in the attachment to this fifth amendment.

3.             Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Agreement, together with the first amendment dated February 9, 1998, the second amendment dated November 5, 1998, the third amendment dated November 18, 1999, the fourth amendment dated March 3, 2000 and this fifth amendment contain the entire understanding of the parties with respect to their subject matter. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first, second, third, fourth and fifth amendments. All other terms and conditions of the Agreement, as amended, continue in full force and effect. The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of November, 2000.

MERCK & CO., INC.	AXYS PHARMACEUTICALS, INC.

BY:	BY:	/s/MICHAEL C. VENUTI 11/6/00
Michael C. Venuti, Ph.D.
Sr. VP Research, Chief Technical
Officer

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2.1

RESEARCH PROGRAM

The work outlined below, initiated [***], and completed by November 5, 2001.

1.	[***]

[***]

2.	[***]

[***]

3.	[***]

[***]

4.	[***]

[***]

5.	[***]

[***]

6.	[***]

[***]

7.	[***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX A

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX B

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX C

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX D

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.